Exhibit 10.6

EXECUTION COPY

AMENDMENT TO CONFIRMATION

THIS AMENDMENT (this “Amendment”) is made as of this 22nd day of March 2007, between Wells Fargo, National Association (“Dealer”) and ViroPharma Incorporated (“Issuer”).

WHEREAS, Dealer and Issuer are parties to a Confirmation dated as of March 20, 2007 (the “Confirmation”) relating to Warrants on shares of common stock (par value USD0.002 per share) of Issuer;

WHEREAS, the parties wish to amend the Confirmation on the terms and conditions set forth in this Amendment;

NOW, THEREFORE, in consideration of their mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Terms Used but Not Defined Herein. Terms used but not defined herein shall have the respective meanings given to them in the Confirmation.

Section 2. Amendment to the Confirmation.

(a)	The “Premium” under the Confirmation shall be USD17,018,750.00.

(b)	The “Number of Warrants” under Annex A shall be (i) 55,208 for Components 1 through 53, (ii) 55,209 for Components 54 through 59 and (iii) 55,209.50 for Component 60.

Section 3. Representations and Warranties.

Issuer represents and warrants to Dealer as follows:

(a)	On the date of this Amendment, (A) none of Issuer and its officers and directors is aware of any material nonpublic information regarding Issuer or the Shares and (B) all reports and other documents filed by Issuer with the Securities and Exchange Commission pursuant to the Exchange Act when considered as a whole (with the more recent such reports and documents deemed to amend inconsistent statements contained in any earlier such reports and documents), do not contain any untrue statement of a material fact or any omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

(b)	Issuer is not entering into this Amendment to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for Shares) or otherwise in violation of the Exchange Act.

Each of Dealer and Issuer represents and warrants to the other as follows:

(c)	Each of its respective representations and warranties set forth in the Agreement and Section 7 of the Confirmation are true and correct and are hereby deemed to be repeated as if set forth herein.

Section 4. Effectiveness. This Amendment shall become effective upon execution by the parties hereto.

Section 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

Section 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 7. Effectiveness of Confirmation. Except as amended hereby, all the terms of the Confirmation shall remain and continue in full force and effect and are hereby confirmed in all respects.

EXECUTION COPY

IN WITNESS WHEREOF, the parties have signed this Amendment as of the date and year first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Gordy Holterman
Name:	Gordy Holterman
Title:	Executive Vice President

Agreed and Accepted By:

VIROPHARMA INCORPORATED

By:	/s/ Michel de Rosen
Name:	Michel de Rosen
Title:	President and CEO